MICRO EXPRESS LTD.

(A Pre-exploration Stage Company)

FINANCIAL STATEMENTS

November 30, 2003 (Unaudited), May 31, 2003 and 2002

(Stated in US Dollars)

TERRY AMISANO LTD.	AMISANO HANSON
CHARTERED ACCOUNTANTS and
KEVIN HANSON, CA, CPA (Nevada)	CERTIFIED PUBLIC ACCOUNTANT

INDEPENDENT AUDITORS' REPORT

To the Stockholders,
Micro Express Ltd.
(A Pre-exploration Stage Company)

We have audited the accompanying balance sheets of Micro Express Ltd. (A Pre-exploration Stage Company) as of May 31, 2003 and 2002 and the related statements of operations, stockholders' deficiency and cash flows for the years ended May 31, 2003 and 2002 and for the period July 27, 1994 (Date of Incorporation) to May 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of Micro Express Ltd. as of May 31, 2003 and 2002 and the results of its operations and its cash flows for the years ended May 31, 2003 and 2002 and for the period from July 27, 1994 (Date of Incorporation) to May 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the pre-exploration stage, and has no established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations. These factors, along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada	“Amisano Hanson”
March 24, 2004	CHARTERED ACCOUNTANTS and
CERTIFIED PUBLIC ACCOUNTANT (NEVADA)

750 WEST PENDER STREET, SUITE 604	TELEPHONE: 604-689-0188
VANCOUVER CANADA	FACSIMILE: 604-689-9773
V6C 2T7	E-MAIL: amishan@telus.net

MICRO EXPRESS LTD.
(A Pre-exploration Stage Company)
BALANCE SHEETS
November 30, 2003 (Unaudited), May 31, 2003 and 2002
(Stated in US Dollars)

LIABILITIES
	(Unaudited)
	November 30,	May 31,	May 31,
	2003	2003	2002

Current
Accounts payable and accrued liabilities	$11,300	$9,240	$7,880

STOCKHOLDERS’ DEFICIENCY

Common stock
50,000 shares authorized, $1.00 par value
Shares issued and outstanding: 1	1	1	1
Additional paid in capital	1,881	1,881	1,881
Deficit accumulated during the pre-exploration stage	(13,182)	(1,122)	(9,762)

	(11,300)	(9,240)	(7,880)

	$-	$-	$-

Nature and Continuance of Operations – Note 1
Commitments – Note 3 and 4
Subsequent Events – Note 4

SEE ACCOMPANYING NOTES

MICRO EXPRESS LTD.
(A Pre-exploration Stage Company)
STATEMENTS OF OPERATIONS
for the six months ended November 30, 2003 (Unaudited), for the years ended May 31, 2003 and
2002 and for the period July 27, 1994 (Date of Incorporation) to November 30, 2003
(Stated in US Dollars)

	(Unaudited)			July 27, 1994
	Six months			(Date of Incor-
	ended	Year ended	Year ended	poration) to
	November 30,	May 31,	May 31,	November 30,
	2003	2003	2002	2003

Expenses
Accounting and audit fees	$500	$500	$1,000	$2,000
Filing fees	1,560	860	860	11,182

Net loss for the period	$(2,060)	$(1,360)	$(1,860)	$(13,182)

Basic and diluted loss per share	$(0.00)	$(0.00)	$(0.00)

Weighted average number of shares
outstanding	-	-	-

SEE ACCOMPANYING NOTES

MICRO EXPRESS LTD.
(A Pre-exploration Stage Company)
STATEMENTS OF CASH FLOWS
for the six months ended November 30, 2003, (Unaudited), for the years ended May 31, 2003 and
2002 and for the period July 27, 1994 (Date of Incorporation) to November 30, 2003
(Stated in US Dollars)

	(Unaudited)			July 27, 1994
	Six months			(Date of Incor-
	ended	Year ended	Year ended	poration) to
	November 30,	May 31,	May 31,	November 30,
	2003	2003	2002	2003

Operating Activities
Net loss for the period	$(2,060)	$(1,360)	$(1,860)	$(13,182)
Changes in liabilities
Increase in accounts payable and
accrued liabilities	2,060	1,360	1,860	11,300

	-	-	-	(1,882)

Financing Activities
Common stock	-	-	-	1
Amounts contributed by director	-	-	-	1,881

	-	-	-	1,882

Cash and cash equivalents, beginning
and end of period	$-	$-	$-	$-

Supplementary disclosure of cash
flow information:
Cash paid for:
Interest	$-	$-	$-	$-

Income Taxes	$-	$-	$-	$-

SEE ACCOMPANYING NOTES

MICRO EXPRESS LTD.
(A Pre-exploration Stage Company)
INTERIM STATEMENT OF STOCKHOLDERS’ DEFICIENCY
for the period July 27, 1994 (Date of Incorporation) to May 31, 2003 and November 30, 2003 (Unaudited)
(Stated in US Dollars)

				Deficit
				Accumulated
			Additional	During the Pre-
	Common Shares		Paid-in	exploration
	Number	Par Value	Capital	Stage	Total

Balance, July 27, 1994
(Date of Incorporation)	-	$-	$-	$-	$-

Common stock	1	1	-	-	1
Amount contributed by
director	-	-	1,881	-	1,881
Net loss for the periods	-	-	-	(7,902)	(7,902)

Balance, May 31, 2001	1	1	1,881	(7,902)	(6,020)
Net loss for the year	-	-	-	(1,860)	(1,860)

Balance, May 31, 2002	1	1	1,881	(9,762)	(7,880)
Net loss for the year	-	-	-	(1,360)	(1,360)

Balance, May 31, 2003	1	1	1,881	(11,122)	(9,240)
Net loss for the period
(Unaudited)	-	-	-	(2,060)	(2,060)

Balance, November 30, 2003
(Unaudited)	1	$1	$1,881	$(13,182)	$(11,300)

SEE ACCOMPANYING NOTES

MICRO EXPRESS LTD.
(A Pre-exploration Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2003 (Unaudited), May 31, 2003 and 2002
(Stated in US Dollars)

Note 1

Nature and Continuance of Operations

The Company is in the pre-exploration stage. The Company has entered into several agreements to develop industrial mineral properties in China (Notes 3 and 4). Development of these properties by the Company has not yet commenced.

Micro Express Ltd. (the “Company”) was incorporated under the British Virgin Islands International Business Companies Act on July 27, 1994 under the name of Heseltine Company Limited. The Company changed its name to Micro Express Ltd. on December 28, 1994. Since the date of incorporation, the Company has been inactive, other than annual registration fees.

These financial statements have been prepared on a going concern basis. The Company has a working capital deficiency as at November 30, 2003 (unaudited) of $11,300, and has accumulated a deficit of $13,182 since inception. Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due.

Note 2

Summary of Significant Accounting Policies

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement. Actual results may vary from these estimates.

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Development Stage Company

The Company complies with Financial Accounting Standard Board Statement No. 7 and The Securities and Exchange Commission Act Guide 7 for its characterization of the Company as development stage.

MICRO EXPRESS LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
November 30, 2003 (Unaudited), May 31, 2003 and 2002
(Stated in US Dollars) – Page 2

Note 2

Summary of Significant Accounting Policies

Income Taxes

The Company follows Statement of Financial Accounting Standard, No. 109, “Accounting for Income Taxes” (“FAS 109”) which requires the use of the asset and liability method of accounting of income taxes. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The Company is registered under the International Business Companies Act of the British Virgin Islands (“BVI”) and is therefore exempt from BVI income tax.

Basic Loss Per Share

The Company reports basic loss per share in accordance with Statement of Financial Accounting Standards (“FAS”) No. 128, “Earnings Per Share”. Basic loss per share is computed using the weighted average number of shares outstanding during the years. Diluted loss per share has not been provided as it would be antidilutive.

Foreign Currency Translation

Foreign currency transactions are translated into U.S. dollars, the functional and reporting currency, by the use of the exchange rate in effect at then date of the transaction, in accordance with FAS No. 52, “Foreign Currency Translation”. At each balance sheet date, recorded balances that are denominated in a currency other than U.S. dollars are adjusted to reflect the current exchange rate.

Fair Value of Financial Instruments

The carrying value of accounts payable and accrued liabilities approximates fair value because of the short maturity of these instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

New Accounting Standards

Management does not believe that any recently issued, but not yet effective accounting standards if currently adopted could have a material effect on the accompanying financial statements.

MICRO EXPRESS LTD.
(A Pre-exploration Stage Company)
Notes to the Financial Statements
November 30, 2003 (Unaudited), May 31, 2003 and 2002
(Stated in US Dollars) – Page 3

Note 3

Commitments

Jiajika Spodumene Joint Venture

On September 10, 2003, the Company entered into an agreement to acquire at least 75% of the shares of a 30-year mining joint venture company, which will hold the mining licenses to develop the Jiajika spodumene property located in Sichuan Province of China for the extraction of lithium and lithium salts. The Company is required to contribute an estimated $62,000,000 Chinese Yuan (US$7,500,000) to earn its 75% interest. No funds have as yet been paid.

Daoxian Lithium Joint Venture

On November 15, 2003, the Company entered into a Letter of Intent to earn a 90% interest in a 30-year mining joint venture company, which will hold the rights to develop the Daoxian lithium–rubidium property located in Henan Province of China. The Company shall contribute the total investment in the project. The amount of this investment will be determined by a pre-feasibility study. No funds have as yet been paid. The Company has agreed to sign a formal joint venture agreement within 90 days.

Note 4	Subsequent Events

i)
On December 28, 2003, the Company entered into a Letter of Intent to earn between 90%-92% in a 30-year mining joint venture, which will hold the rights to develop the Lushi spodumene property located in Henan Province, China. The Company shall contribute the total investment in the project. The amount of this investment will be determined by a pre-feasibility study. The Company and the other venturer have agreed to sign a formal contract before July 2004; and

ii)
By an agreement dated effective January 20, 2004, the sole shareholder of the Company agreed to sell 100% of his shares of the Company to Sterling Group Ventures Inc. (“Sterling”) for 25,000,000 shares of Sterling. The shareholder of the Company will have received 69% of the issued and outstanding shares of Sterling. This transaction will be accounted for as a reverse acquisition.